UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): December 31, 2005
PETROHAWK ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-25717 (Commission File Number)	86-0876964 (I.R.S. Employer Identification No.)

1100 Louisiana, Suite 4400 Houston, Texas (Address of principal executive offices)	77002 (Zip Code)
Registrant’s telephone number, including area code: (832) 204-2700
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

     This Form 8-K/A amends the Form 8-K of Petrohawk Energy Corporation (“Petrohawk”) filed August 3, 2005 to disclose the Board of Directors committee memberships of Mr. Herbert C. Williamson, III and Mr. David A.B. Brown.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     Effective December 31, 2005, Petrohawk’s Board of Directors appointed Mr. Herbert C. Williamson, III to the Compensation and Nominating Committees of Petrohawk’s Board of Directors. Additionally, effective December 31, 2005, Petrohawk’s Board of Directors appointed Mr. David A.B. Brown to the Compensation and Nominating Committees of Petrohawk’s Board of Directors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROHAWK ENERGY CORPORATION
By	/s/ Shane M. Bayless
Executive Vice President- Chief
Financial Officer and Treasurer

Date: January 5, 2006